As filed with the Securities and Exchange Commission on October 24, 2001
                                                      Registration No. 333-72018
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 1 to
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              --------------------

                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

        Cayman Islands                                98-0191098
(State or other jurisdiction           (I.R.S. Employer Identification Number.)
of incorporation or organization)

               XL House
         One Bermudiana Road                     CT Corporation System
            Hamilton HM11                          111 Eighth Avenue
               Bermuda                         New York, New York 10011
            (441) 292-8515                          (212) 590-9200

 (Address, including zip code, and telephone number, including (Name, address, including zip code, and telephone area code, of registrant's principal executive office) number, including area code, of agent for service))
                              --------------------

                               XL FINANCE (UK) PLC
             (Exact name of registrant as specified in its charter)

         England and Wales                                N/A
(State or other jurisdiction           (I.R.S. Employer Identification Number.)
of incorporation or organization)

                                                    CT Corporation System
      35 Basinghall Street                            111 Eighth Avenue
        London EC2V 5DB                           New York, New York 10011
            England                                    (212) 590-9200

 (Address, including zip code, and telephone number, including (Name, address, including zip code, and telephone area code, of registrant's principal executive office) number, including area code, of agent for service)
                              --------------------

                               XL CAPITAL TRUST I
                               XL CAPITAL TRUST II
                              XL CAPITAL TRUST III
             (Exact name of registrant as specified in its charter)

          Delaware                               Each Applied For
(State or other jurisdiction        (I.R.S. Employer Identification Number.)
of incorporation or organization)

              XL House
        One Bermudiana Road                      CT Corporation System
           Hamilton HM11                           111 Eighth Avenue
              Bermuda                          New York, New York 10011
           (441) 292-8515                           (212) 590-9200

 (Address, including zip code, and telephone number, including (Name, address, including zip code, and telephone area code, of registrant's principal executive office) number, including area code, of agent for service)

                              --------------------

                                   Copies to:

         Paul S. Giordano, Esq.                        Immanuel Kohn, Esq.
Executive Vice President, General Counsel            Cahill Gordon & Reindel
              and Secretary                               80 Pine Street
             XL Capital Ltd                       New York, New York 10005-1702
             (441) 292-8515                               (212) 701-3000
                              --------------------


     Approximate date of commencement of proposed sale to the public: From time to time after the registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_| --------------------

     The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                 PART II INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

     The following table sets forth the costs and expenses, other than underwriting discounts and commissions, incurred in connection with the distribution of the securities being registered (all amounts are estimated (on the assumption that all shares will be sold in a single transaction), except the SEC registration fee).

    SEC registration fee.......................................     $375,000
    New York Stock Exchange listing fee for ordinary shares....        1,500
    Printing and engraving expenses............................       75,000
    Legal fees and expenses....................................      500,000
    Accounting fees and expenses...............................      150,000
    Blue Sky fees and expenses.................................       10,000
    Trustees and transfer agents fees..........................       75,000
    Rating agency fees.........................................      750,000
    Miscellaneous..............................................      263,500
                                                                  ----------
          Total................................................   $2,200,000
                                                                  ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on October 23, 2001.

                            XL CAPITAL LTD


                            By:    /s/  Jerry de St. Paer
                                   --------------------------------------------
                                   Name:    Jerry de St. Paer
                                   Title:   Executive Vice President and Chief
                                   Financial
                                                 Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                   Signature                                        Title                              Date
                   ---------                                        -----                              ----

/s/   Brian M. O'Hara                             President, Chief Executive Officer and      October 23, 2001
----------------------------------------          Director
Name:  Brian M. O'Hara

/s/   Jerry de St. Paer                           Executive Vice President and Chief          October 23, 2001
----------------------------------------          Financial Officer (Principal Financial
Name:  Jerry de St. Paer                          Officer and Principal Accounting Officer)

/s/   Michael P. Esposito, Jr. *                  Chairman and Director                       October 23, 2001
----------------------------------------
Name:  Michael P. Esposito, Jr.

/s/   Ronald L. Bornhuetter *                     Director                                    October 23, 2001
----------------------------------------
Name:  Ronald L. Bornhuetter

/s/   Michael A. Butt *                           Director                                    October 23, 2001
----------------------------------------
Name:  Michael A. Butt

/s/   Robert Clements *                           Director                                    October 23, 2001
----------------------------------------
Name:  Robert Clements

/s/   Sir Brian Corby *                           Director                                    October 23, 2001
----------------------------------------
Name:  Sir Brian Corby

/s/   Robert R. Glauber *                         Director                                    October 23, 2001
----------------------------------------
Name:  Robert R. Glauber

/s/   Paul Jeanbart *                             Director                                    October 23, 2001
----------------------------------------
Name:  Paul Jeanbart

/s/   John Loudon *                               Director                                    October 23, 2001
----------------------------------------
Name:  John Loudon



/s/   Robert S. Parker *                          Director                                    October 23, 2001
----------------------------------------
Name:  Robert S. Parker

/s/   Cyril Rance *                               Director                                    October 23, 2001
----------------------------------------
Name:  Cyril Rance

/s/   Alan Z. Senter *                            Director                                    October 23, 2001
----------------------------------------
Name:  Alan Z. Senter

/s/   John T. Thornton *                          Director                                    October 23, 2001
----------------------------------------
Name:  John T. Thornton

/s/   Ellen E. Thrower *                          Director                                    October 23, 2001
----------------------------------------
Name:  Ellen E. Thrower

/s/   John W. Weiser *                            Director                                    October 23, 2001
----------------------------------------
Name:  John W. Weiser

*By:   /s/   Jerry de St. Paer
       -----------------------
       Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on October 23, 2001.

                         XL FINANCE (UK) PLC


                         By:    /s/ Jerry de St. Paer
                                -----------------------------------------------
                                Name:    Jerry de St. Paer
                                Title:   Director


                         By:    /s/ Fiona Luck
                                -----------------------------------------------
                                Name:    Fiona Luck
                                Title:   Director


                         By:    /s/ Paul S. Giordano
                                -----------------------------------------------
                                Name:    Paul S. Giordano
                                Title:   Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on October 23, 2001.

                           XL CAPITAL TRUST I


                           By:    /s/ Brian M. O'Hara
                                  ---------------------------------------------
                                  Name:    Brian M. O'Hara
                                  Title:   Trustee


                           By:    /s/ Jerry de St. Paer
                                  ---------------------------------------------
                                  Name:    Jerry de St. Paer
                                  Title:   Trustee


                           By:    /s/ Paul S. Giordano
                                  ---------------------------------------------
                                  Name:    Paul S. Giordano
                                  Title:   Trustee


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on October 23, 2001.

                           XL CAPITAL TRUST II


                           By:    /s/ Brian M. O'Hara
                                  ---------------------------------------------
                                  Name:    Brian M. O'Hara
                                  Title:   Trustee


                           By:    /s/ Jerry de St. Paer
                                  ---------------------------------------------
                                  Name:    Jerry de St. Paer
                                  Title:   Trustee


                           By:    /s/ Paul S. Giordano
                                  ---------------------------------------------
                                  Name:    Paul S. Giordano
                                  Title:   Trustee

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on October 23, 2001.

                            XL CAPITAL TRUST III


                            By:    /s/ Brian M. O'Hara
                                   --------------------------------------------
                                   Name:    Brian M. O'Hara
                                   Title:   Trustee


                            By:    /s/ Jerry de St. Paer
                                   --------------------------------------------
                                   Name:    Jerry de St. Paer
                                   Title:   Trustee


                            By:    /s/ Paul S. Giordano
                                   --------------------------------------------
                                   Name:    Paul S. Giordano
                                   Title:   Trustee